UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 14, 2011

SILVER BUTTE COMPANY

(Exact Name of registrant as specified in its Charter)

Nevada	001-05970	82-0263301
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 NE Loop 410, Ste. 495, San Antonio, TX	78216
(Address of principal executive offices)	(Zip Code)

(210) 524-9725

(Registrant’s telephone number, including area code)

601 W. Main Ave., Ste. 1017, Spokane, WA 99201

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01

Changes in Registrants' Certifying Accountant

Previous independent registered public accounting firm

(a) On March 14, 2011, Silver Butte Company (the “Registrant” or the “Company”) notified MaloneBailey, LLP (“Malone”) that it was dismissed as the Registrant’s independent registered public accounting firm, effective immediately. The decision to dismiss MALONE as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on March 14, 2011. The reports of MALONE on the Company’s financial statements for the years ended August 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

MALONE's report on the Company’s consolidated financial statements for the years ended August 31, 2010 and 2009 contained a separate paragraph stating that “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company has suffered net losses and has minimal cash on hand.  These conditions raise substantial doubt as to the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern."

During the years ended August 31, 2010 and 2009 and for the period of September 1, 2010 through March 14, 2011, the Company has not had any disagreements with MALONE on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to MALONE's satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended August 31, 2010 and 2009, and through March 14, 2011, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MALONE with a copy of the disclosure set forth under this Item 4.01 and requested MALONE to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from MALONE is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

On March 14, 2011 (the “Engagement Date”), the Company engaged Killman, Murrell & Company, P.C. (“KMC”) as its independent registered public accounting firm for the Company’s transition period ending January 31, 2011. The decision to engage KMC as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on March 14, 2011.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with KMC regarding either:

  1.   the application of accounting principles to any specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that KMC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

  2.   any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 5.03

Change in Fiscal Year

On March 14, 2011, our Board of Directors approved a change in our fiscal year end from August 31 to October 31.  This change is being effectuated in connection with the reverse acquisition transaction described in Item 2.01 of the Company's Current Report filed on January 14, 2011.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits.

Exhibits Index

Exhibit No.

Description

16.1

Letter of MALONEBAILEY, LLP dated March 14, 2011 to the SEC

regarding statements included in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Butte Company

Dated: March 15, 2011

By:   Michael R. Ward

Title: President and Chief Executive Officer